2012 Third-Quarter Results October 18, 2012 Exhibit 99.3

Introduction
Unless otherwise stated, we will be talking about results for the third-
quarter 2012 and comparing them with the same period in 2011
References to PMI volumes refer to PMI shipment data, unless otherwise stated
Industry volume and market shares are the latest data available from a number of internal and external sources
Organic volume refers to volume excluding acquisitions
Net revenues exclude excise taxes
OCI stands for Operating Companies Income, which is defined as operating income before general corporate expenses and the
amortization of intangibles. OCI growth rates are on an adjusted basis, which excludes asset impairment, exit and other costs
Data tables showing adjustments to net revenues and OCI for
currency, acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to
U.S. GAAP measures are at the end of today’s webcast slides and are posted on our web site

Forward-Looking and Cautionary Statements
This presentation and related discussion contain forward-looking statements. Achievement of projected results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI
PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce products with the potential to reduce the risk of smoking-
related diseases; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent
PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended June 30, 2012. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

2012 EPS Guidance
Narrowed 2012 reported diluted EPS guidance range to
$5.12 to $5.18, compared to $4.85 in 2011
New guidance includes:
23 cents for unfavorable currency
5 cents for tax charge
2 cents for asset impairment and exit costs
Excluding the impact of currency, tax charge and asset
impairment and exit costs, new guidance represents a
growth rate of approximately 11% to 12% compared to
adjusted diluted EPS of $4.88 in 2011
Source: PMI forecasts

(a)  Excluding currency and acquisitions
(b)  Excluding currency
Source: PMI Financials
Organic
Cigarette
Volume
Net
Revenues
Adjusted
OCI
Adjusted
Diluted
EPS
Q3, 2012 vs. PY Growth Rates
Q3, 2012: Very Difficult Comparisons due to
Exceptional Results in Q3, 2011

Q3, 2011 vs. PY Growth Rates
Organic
Cigarette
Volume
Net
Revenues
Adjusted
OCI
Adjusted
Diluted
EPS
(a) (a) (b) (a) (a) (b)
40
(%)
(2)
4.4
15.7
23.7
33.0
40
(2)
(%)
3.4
4.5
5.8
(1.3)

(a)  Excluding currency and acquisitions
(b)  Excluding currency
Source: PMI Financials
Organic Cigarette
Volume
Net
Revenues
Adjusted
OCI
Adjusted
Diluted EPS
YTD Sept, 2012 vs. PY
YTD Sept, 2012: Volume Growth and Strong
Financial Results

(a) (a) (b)
12
(%)
0
0.7
5.4
6.9
10.9

Spa.
EU Region: Unemployment Depressing Cigarette
Tax-Paid Volumes

Average Unemployment Rates in EU (%)
Industry Volume Decline (%)
Q3, 2012 vs. PY
Gre.
Port.
Cze.
Fra.
Ita.
UK
Ger.
Neth.
Pol.
Note: Gre. is Greece, Spa. is Spain, Ita. is Italy, Port. is Portugal, Pol. is Poland, Neth. is Netherlands, UK is United Kingdom, Fra. is France,
Cze. is Czech Republic and Ger. is Germany
Source: Eurostat and PMI estimates
(2.0)
(3.5)
(4.6)
(5.7)
(5.9)
(7.5)
(8.9)
(10.1)
(12.8)
(15.9)
9.7
10.3
10.5
August
2011
May
2012
August
2012

Note: Cigs. is cigarettes, Chest. is Chesterfield and PM is Philip Morris
Source: PMI estimates

Italy: PMI Share Growth in Cigarettes and Fine Cut
Adult smokers switching to
lower-taxed fine cut, and illicit
trade
Cigarette industry volume
declined by 10.1% in
Q3 2012, while fine cut
increased by 41%
PMI share growth in
cigarettes, driven by
Marlboro,
and fine cut, driven
by Chesterfield
Illicit trade incidence in 2012
estimated at around 9%
Other
Chest.
Diana
Total PMI
Q3, 2011 Q3, 2012
PMI Market Shares (%)
PM
Cigs. Fine Cut Cigs. Fine Cut
Marlboro

Germany: Moderate Decline in Cigarette Market
Cigarette industry volume
decline of just 2.0% in
Q3, 2012, and fine cut
increased by 2.3%
Marlboro
gained share in
Q3, 2012 to reach 21.0% of
the cigarette category
Other
Chest.
Marlboro
Total PMI
Q3, 2011 Q3, 2012
PMI Market Shares (%)
L&M
Cigs. Fine Cut Cigs. Fine Cut

Note: Cigs. is cigarettes and Chest. is Chesterfield
Source: PMI estimates
20.8
2.7
21.0
2.7
10.3
5.6
10.2
5.2
4.6
5.1
35.2
14.7
35.2
14.7

EU Region: Good Underlying Business
Performance But Tough Economic Conditions
Organic cigarette volume decline of 8.1% in Q3, 2012
Organic fine cut volume increased 15.2%
Marlboro cigarette market share grew by 0.4 points to 18.4% in
Q3, 2012, with gains in Belgium, Germany, Greece, Italy and
across Central Europe, notably Poland
L&M cigarette market share down by 0.2 points to 6.5%
Chesterfield cigarette market share up 0.3 points to 3.5%
PMI overall share stable in cigarettes at 38.1% and up by
0.6 points to 13.4% in fine cut
Net revenues and adjusted OCI, excluding currency, declined
by 1.9% and 2.9%, respectively, in Q3, 2012
For full-year 2012, we expect to deliver a slight increase in profitability, excluding currency
Source: PMI Financials, PMI estimates and PMI forecasts

Asia Region: Indonesia Volume Gains, but
Difficult Comparisons in Japan and Korea
Q3, 2011 Q3, 2012
Volume:
Japan
(47.1)%
(13.4)%
Korea
(22.4)%
(8.9)%
Indonesia
(22.5)%
(13.0)%
Total Asia Region
(12.6)%
(0.6)%
Adjusted OCI
(a)
75.1% 1.2%
% Change vs. Prior Year
(a)  Excluding currency and acquisitions
Source: PMI Financials

Source: PMI estimates and Tobacco Institute of Japan

Japan: Very Difficult Comparisons in Q3, 2012
Industry volume declined
7.7% compared to the
distorted Q3, 2011
Full-year 2012 industry
volume expected to be in
line with 2011
PMI share of 27.5% in
Q3, 2012 reflects continued
positive trend for Marlboro
Full-year 2012 market share
expected to be slightly
below 2011 exit share of
approximately 28%
PMI Market Share (%)
2012 2011 2012
Total PMI
Other
Lark
Marlboro
12.0
12.5
12.4
8.7
8.2 8.4
7.2
6.8
7.0
27.9
27.5
27.8
Q3 Q3 YTD Sept

Price Segments (%)
Mid
Low
Premium
(a)

Indonesia: Unique Growth Opportunity for PMI
Industry volume expected
to grow 6-7% for full year
PMI volume up a further
13.0% and share grew
3.3 points in Q3, 2012
Decree 191 expected to be
enforced by end of
November
PMI Market Share (%)
Sampoerna A
Other Kretek
Q3, 2012 Q3, 2011
34.9
Marlboro
Total PMI
3.3pp
Q3, 2012 Q3, 2011
(a)  Includes above premium
Source: PMI estimates and PMI Financials
25.9
22.7
49.2
49.9
24.9
27.4
12.2
13.7
15.1
16.5
4.3
4.7
31.6

Plain Packaging: Australia
The High Court issued its reasoning on plain packaging law
Despite the Court’s decision, 6 of the 7 judges recognized that plain packaging deprives tobacco companies of valuable
intellectual property
The recognition that plain packaging results in a deprivation of property raises serious questions about the legality of plain packaging legislation in other jurisdictions
Ruling turned on the specific nature of the Australian
Constitution
The High Court did not rule on whether plain packaging will
reduce smoking prevalence or whether plain packaging
breaches Australia’s international trade and treaty obligations
The High Court ruling also confirms that other ongoing
international legal cases are strong

Plain Packaging: Other International Challenges
Three countries have already initiated proceedings against
Australia before the World Trade Organization
PM Asia is suing the Australian government for multiple
breaches of its Bilateral Investment Treaty with Hong Kong
Decisions in these cases are expected within two to three
years
The international legal cases are strong, and there is still a long way before all the legal questions about plain packaging are fully explored and resolved

Latin America & Canada: Solid Share Momentum
Despite Volume Decline
Strong Marlboro market share
performance in Q3, 2012:
Brazil
Colombia
Mexico

Growth Q3, 2012 vs. PY
(%)
Cigarette
Volume
(a) (a)
+1.3pp to   8.2%
PMI Market Shares
Q3, 2011 Q3, 2012 Variance
Argentina 73.9% 75.0% 1.1pp
Brazil 13.3 14.8 1.5
Colombia 48.4 51.0 2.6
Mexico 73.2 73.6 0.4
+0.8pp to 53.6%
+1.1pp to   6.0%
(a)  Excluding currency
Source: PMI estimates and PMI Financials
(4.9)
7.3
10.5
(6)
12
Net
Revenues
Adjusted
OCI

EEMA Region: Excellent Results Driven by Russia
Q3, 2011 Q3, 2012
Volume:
Russia
(3.5)%
(4.5)%
Turkey
(21.6)%
(1.8)%
Egypt
(19.9)%
(54.4)%
Total EEMA Region
(5.1)%
(3.0)%
Adjusted OCI
(a)
(13.8)%
(17.3)%
% Change vs. Prior Year
(a)  Excluding currency and acquisitions
Source: PMI Financials

Russia: PMI Market Share Momentum
RUB 3/pack July tax-driven
price increase
Industry volume expected to be
down slightly in full-year 2012
PMI volume increased by 4.5%
in Q3, 2012
PMI share momentum
continued, as we leverage
investments in brands and
infrastructure
Parliament, L&M, Bond Street
and Next key drivers of market
share expansion
PMI Market Share (%)
+0.6pp
+0.7pp
YTD August QTD August
Source: PMI estimates, PMI Financials and Nielsen
25.8
26.5
25.6
26.2
2011 2012 2011 2012

2012 2013 2014 2015
Ad Valorem Excise Tax (% of RSP) 7.5% 8.0% 8.5% 9.0%
Change vs. Prior Year 0.5pp 0.5pp 0.5pp 0.5pp
Specific Excise Tax (RUB/000) 390 550 800 960
Growth  -% 39.3% 41.0% 45.5% 20.0%
Minimum Excise Tax (RUB/000) 510 730 1,040 1,250
Growth  -% 41.7% 43.1% 42.5% 20.2%
VAT 18% 18% 18% 18%
Pass-On (RUB/pack)
(a)
4 6 9 6

Russia: Excise Tax Structure Proposal
(2013-2015)
Government approved amendments to Tax Code in September
2013-2014 excise tax rates for cigarettes remain as per current
Tax Code
Duma to review by mid-November and vote by year-end
Note: VAT is nominal
(a)  2012 pass-on represents full year

Market Shares
2009 2010 2011
YTD Sept
2012
Asia
(a)
5.8% 6.1% 6.4% 6.5%
EEMA 6.4 6.5 6.8 7.0
EU 18.4 18.2 18.0 18.2
LA&C 13.8 14.1 13.8 14.3
Total
(a)(b)
9.0 9.1 9.2 9.3
Solid Marlboro Market Share Performance

(a)  Excluding China
(b)  Also excluding the USA
Source: PMI estimates

Parliament: Double-Digit Volume Increase

Priced at a premium to
Marlboro in most markets:
superior margins
Parliament volume
increased by 10.7% in
Q3, 2012, and by 9.4%
YTD September, 2012
Parliament gained share in
four of its most important
markets this year
PMI Market Shares
YTD Sept, 2012 vs. PY (%)
(a) (a) (a)
(a)  YTD August
Note: Kaz. is Kazakhstan
Source: PMI Financials, Nielsen, Hankook Research and PMI estimates
YTD Sept, 2012
YTD Sept, 2011

PMI Expanding its Market Share

(%)
Top 30 PMI OCI Markets
(a)
(a)  Excluding duty free
Note: Historical data adjusted for pro forma inclusion of business combination with Fortune Tobacco Corporation in the Philippines and Jordan
acquisition
Source: PMI Financials and PMI estimates

1,500 23 Favorable Pricing Continued in Q3, 2012 0 Q1 Q2 Q3 Total Note: Variances at OCI level Source: PMI Financials ($ million)

Adjusted OCI Margins
YTD Sept
2011
YTD Sept
2012
(a)
Variance
(a)
Asia
(47.2)%
47.9%
(0.7)pp
EEMA
(42.3)%
45.4
(3.1)
EU
(51.0)%
50.2 (0.8)
LA&C
(32.0)%
32.1
(0.1)
Total
(45.5)%
46.2
(0.7)
Margin Expansion

(a)  Excluding currency and acquisitions
Source: PMI Financials

Free Cash Flow
(a)
Impacted by Currency and
Working Capital Requirements
($ million)
(a)  Free cash flow equals net cash provided by operating activities less capital expenditures
Source: PMI Financials
YTD Sept
2011
Net
Earnings
Currency Working
Capital
Other YTD Sept
2012
Capital
Expenditures
379
(270)
(1,935)
(197)
75
9,000
7,052

Very Significant Dividend Increases

Note: Dividends for 2008 and 2012 are annualized rates. 2008 annualized rate is based on a quarterly dividend of $0.46 per common share, declared
June 18, 2008. The annualized rate for 2012 is based on a quarterly dividend of $0.85 per common share, declared September 12, 2012
Source: PMI Financials
+84.8%
+17.4%
+7.4%
+10.3%
+20.3%
+10.4%
$1.84
$3.40
2008 Aug
2008
Sept
2009
Sept
2010
Sept
2011
Sept
2012
2012

Share Repurchase Program
In Q3, 2012, PMI spent $1.5 billion to repurchase
16.7 million shares
Since March 2008 spin through end of September 2012,
$25.9 billion spent to repurchase 466.6 million shares,
representing 22.1% of shares outstanding at that time, at
an average price of $55.49 per share
Target for 2012 remains $6 billion
Source: PMI Financials

Source: PMI Financials and PMI forecasts

Conclusion
Q3, 2012, as expected, a difficult quarter due to tough
comparisons
Confident to achieve 1% organic volume annual growth target
for 2012 driven by strong performances in EEMA and Asia
Regions
Narrowed 2012 reported diluted EPS guidance range to
$5.12 to $5.18, compared to $4.85 in 2011
Excluding the impact of currency, tax charge and asset
impairment and exit costs, new guidance represents a growth
rate of approximately 11% to 12% compared to adjusted
diluted EPS of $4.88 in 2011
Remain steadfast in our commitment to deliver superior returns to our shareholders

2012 Third-Quarter Results Questions & Answers

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments for the Impact of Currency and Acquisitions

For the Quarters Ended September 30,

($ in millions) (Unaudited)

% Change in Reported Net Revenues

2012 2011 excluding Excise Taxes

Reported Net

Reported Net Revenues

Revenues excluding Reported Net Reported

excluding Less Excise Taxes, Reported Less Revenues Reported excluding

Less Excise Taxes Acquisi- Currency & Net Excise excluding excluding Currency &

Reported Ne t Revenues Less Excise Taxes Reported Net Revenues excluding Excise Taxes Currency & Currency tions Acquisitions Revenues Taxes Excise Taxes Reported Currency Acquisitions

$ 6,904 $ 4,779 $ 2,125 $ (334) $ 2,459 $ - $ 2,459 European Union $ 8,155 $ 5,649 $ 2,506 (15.2)% (1.9)% (1.9)%

5,125 2,918 2,207 (211) 2,418 7 2,411 EEMA 4,921 2,711 2,210 (0.1)% 9.4% 9.1%

5,174 2,413 2,761 (104) 2,865 - 2,865 Asia 5,143 2,344 2,799 (1.4)% 2.4% 2.4%

2,389 1,562 827 (82) 909 - 909 Latin America & Canada 2,487 1,640 847 (2.4)% 7.3% 7.3%

$ 19,592 $ 11,672 $ 7,920 $ (731) $ 8,651 $ 7 $ 8,644 PMI Total $ 20,706 $ 12,344 $ 8,362 (5.3)% 3.5% 3.4%

% Change in Reported Operating

2012 2011 Companies Income

Reported

Reported Operating

Operating Companies

Reported Companies Income Reported Reported

Operating Income Less excluding Operating Reported excluding

Companies Less excluding Acquisi- Currency & Companies excluding Currency &

Income Currency Currency tions Acquisitions Income Reported Currency Acquisitions

$ 1,085 $ (151) $ 1,236 $ - $ 1,236 European Union $ 1,262 (14.0)% (2.1)% (2.1)%

1,047 (59) 1,106 2 1,104 EEMA 925 13.2% 19.6% 19.4%

1,297 (9) 1,306 - 1,306 Asia 1,309 (0.9)% (0.2)% (0.2)%

267 (17) 284 - 284 Latin America & Canada 255 4.7% 11.4% 11.4%

$ 3,696 $ (236) $ 3,932 $ 2 $ 3,930 PMI Total $ 3,751 (1.5)% 4.8% 4.8%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income & Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions

For the Quarters Ended September 30,

($ in millions) (Unaudited)

% Change in Adjusted Operating

2012 2011 Companies Income

Adjusted

Adjusted Operating

Operating Companies

Reported Less Adjusted Companies Income Reported Less Adjusted Adjusted

Operating Asset Operating Income Less excluding Operating Asset Operating Adjusted excluding

Companies Impairment Companies Less excluding Acquisi- Currency & Companies Impairment Companies excluding Currency &

Income & Exit Costs Income Currency Currency tions Acquisitions Income & Exit Costs Income Adjusted Currency Acquisitions

$ 1,085 $ - $ 1,085 $ (151) $ 1,236 $ - $ 1,236 European Union $ 1,262 $ (11) $ 1,273 (14.8)% (2.9)% (2.9)%

1,047 - 1,047 (59) 1,106 2 1,104 EEMA 925 (16) 941 11.3% 17.5% 17.3%

1,297 (24) 1,321 (9) 1,330 - 1,330 Asia 1,309 (5) 1,314 0.5% 1.2% 1.2%

267 (10) 277 (17) 294 - 294 Latin America & Canada 255 (11) 266 4.1% 10.5% 10.5%

$ 3,696 $ (34) $ 3,730 $ (236) $ 3,966 $ 2 $ 3,964 PMI Total $ 3,751 $ (43) $ 3,794 (1.7)% 4.5% 4.5%

2012 2011 % Points Change

Adjusted Adjusted

Adjusted Adjusted Operating Adjusted Operating

Adjusted Operating Operating Companies Operating Companies

Operating Companies Companies Net Revenues Income Adjusted Companies Income

Companies Net Revenues Income Income excluding Margin Adjusted Net Revenues Operating Income Margin

Income excluding Margin excluding Excise Taxes, excluding Operating excluding Companies Margin excluding excluding Excise Taxes excluding Currency & Currency & Currency & Companies Excise Income excluding Currency &

Currency & Currency(1) Currency Acquisitions Acquisitions(1) Acquisitions Income Taxes(1) Margin Currency Acquisitions

$ 1,236 $ 2,459 50.3% $ 1,236 $ 2,459 50.3% European Union $ 1,273 $ 2,506 50.8% (0.5) (0.5)

1,106 2,418 45.7% 1,104 2,411 45.8% EEMA 941 2,210 42.6% 3.1 3.2

1,330 2,865 46.4% 1,330 2,865 46.4% Asia 1,314 2,799 46.9% (0.5) (0.5)

294 909 32.3% 294 909 32.3% Latin America & Canada 266 847 31.4% 0.9 0.9

$ 3,966 $ 8,651 45.8% $ 3,964 $ 8,644 45.9% PMI Total $ 3,794 $ 8,362 45.4% 0.4 0.5

(1) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to Schedule 10.

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency

For the Quarters Ended September 30,

(Unaudited)

2012 2011 % Change

Reported Diluted EPS $ 1.32 $ 1.35 (2.2)%

Adjustments:

Asset impairment and exit costs 0.01 0.02

Tax items 0.05 -

Adjusted Diluted EPS $ 1.38 $ 1.37 0.7%

Less:

Currency impact (0.07)

Adjusted Diluted EPS, excluding Currency $ 1.45 $ 1.37 5.8%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency

For the Quarters Ended September 30,

(Unaudited)

2012 2011 % Change

Reported Diluted EPS $ 1.32 $ 1.35 (2.2)%

Less:

Currency impact (0.07)

Reported Diluted EPS, excluding Currency $ 1.39 $ 1.35 3.0%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments for the Impact of Currency and Acquisitions

For the Nine Months Ended September 30,

($ in millions) (Unaudited)

% Change in Reported Net Revenues

2012 2011 excluding Excise Taxes

Reported Net

Reported Net Revenues

Reported Net Revenues excluding Reported Net Reported

Less Revenues excluding Less Excise Taxes, Reported Less Revenues Reported excluding

Reported Net Excise excluding Less Excise Taxes Acquisi- Currency & Net Excise excluding excluding Currency &

Revenues Taxes Excise Taxes Currency & Currency tions Acquisitions Revenues Taxes Excise Taxes Reported Currency Acquisitions

$ 20,654 $ 14,191 $ 6,463 $ (583) $ 7,046 $ - $ 7,046 European Union $ 22,650 $ 15,646 $ 7,004 (7.7)% 0.6% 0.6%

14,256 8,063 6,193 (411) 6,604 27 6,577 EEMA 13,195 7,286 5,909 4.8% 11.8% 11.3%

15,668 7,275 8,393 (59) 8,452 1 8,451 Asia 14,577 6,519 8,058 4.2% 4.9% 4.9%

7,073 4,634 2,439 (172) 2,611 - 2,611 Latin America & Canada 7,048 4,593 2,455 (0.7)% 6.4% 6.4%

$ 57,651 $ 34,163 $ 23,488 $ (1,225) $ 24,713 $ 28 $ 24,685 PMI Total $ 57,470 $ 34,044 $ 23,426 0.3% 5.5% 5.4%

% Change in Reported Operating

2012 2011 Companies Income

Reported

Reported Operating

Operating Companies

Reported Companies Income Reported Reported

Operating Income Less excluding Operating Reported excluding

Companies Less excluding Acquisi- Currency & Companies excluding Currency &

Income Currency Currency tions Acquisitions Income Reported Currency Acquisitions

$ 3,232 $ (306) $ 3,538 $ - $ 3,538 European Union $ 3,548 (8.9)% (0.3)% (0.3)%

2,805 (183) 2,988 4 2,984 EEMA 2,482 13.0% 20.4% 20.2%

4,068 47 4,021 - 4,021 Asia 3,800 7.1% 5.8% 5.8%

753 (59) 812 - 812 Latin America & Canada 774 (2.7)% 4.9% 4.9%

$ 10,858 $ (501) $ 11,359 $ 4 $ 11,355 PMI Total $ 10,604 2.4% 7.1% 7.1%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income & Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions

For the Nine Months Ended September 30,

($ in millions) (Unaudited)

% Change in Adjusted Operating

2012 2011 Companies Income

Adjusted

Adjusted Operating

Operating Companies

Reported Less Adjusted Companies Income Reported Less Adjusted Adjusted

Operating Asset Operating Income Less excluding Operating Asset Operating Adjusted excluding

Companies Impairment Companies Less excluding Acquisi- Currency & Companies Impairment Companies excluding Currency &

Income & Exit Costs Income Currency Currency tions Acquisitions Income & Exit Costs Income Adjusted Currency Acquisitions

$ 3,232 $ - $ 3,232 $ (306) $ 3,538 $ - $ 3,538 European Union $ 3,548 $ (23) $ 3,571 (9.5)% (0.9)% (0.9)%

2,805 - 2,805 (183) 2,988 4 2,984 EEMA 2,482 (18) 2,500 12.2% 19.5% 19.4%

4,068 (24) 4,092 47 4,045 - 4,045 Asia 3,800 (7) 3,807 7.5% 6.3% 6.3%

753 (26) 779 (59) 838 - 838 Latin America & Canada 774 (12) 786 (0.9)% 6.6% 6.6%

$ 10,858 $ (50) $ 10,908 $ (501) $ 11,409 $ 4 $ 11,405 PMI Total $ 10,604 $ (60) $ 10,664 2.3% 7.0% 6.9%

2012 2011 % Points Change

Adjusted Adjusted

Adjusted Adjusted Operating Adjusted Operating

Adjusted Operating Operating Companies Operating Companies

Operating Companies Companies Net Revenues Income Adjusted Companies Income

Companies Net Revenues Income Income excluding Margin Adjusted Net Revenues Operating Income Margin

Income excluding Margin excluding Excise Taxes, excluding Operating excluding Companies Margin excluding excluding Excise Taxes excluding Currency & Currency & Currency & Companies Excise Income excluding Currency &

Currency & Currency(1) Currency Acquisitions Acquisitions(1) Acquisitions Income Taxes(1) Margin Currency Acquisitions

$ 3,538 $ 7,046 50.2% $ 3,538 $ 7,046 50.2% European Union $ 3,571 $ 7,004 51.0% (0.8) (0.8)

2,988 6,604 45.2% 2,984 6,577 45.4% EEMA 2,500 5,909 42.3% 2.9 3.1

4,045 8,452 47.9% 4,045 8,451 47.9% Asia 3,807 8,058 47.2% 0.7 0.7

838 2,611 32.1% 838 2,611 32.1% Latin America & Canada 786 2,455 32.0% 0.1 0.1

$ 11,409 $ 24,713 46.2% $ 11,405 $ 24,685 46.2% PMI Total $ 10,664 $ 23,426 45.5% 0.7 0.7

(1) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to Schedule 14.

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency

For the Nine Months Ended September 30,

(Unaudited)

2012 2011 % Change

Reported Diluted EPS $ 3.92 $ 3.76 4.3%

Adjustments:

Asset impairment and exit costs 0.02 0.03

Tax items 0.05 (0.02)

Adjusted Diluted EPS $ 3.99 $ 3.77 5.8%

Less:

Currency impact (0.19)

Adjusted Diluted EPS, excluding Currency $ 4.18 $ 3.77 10.9%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency

For the Nine Months Ended September 30,

(Unaudited)

2012 2011 % Change

Reported Diluted EPS $ 3.92 $ 3.76 4.3%

Less:

Currency impact (0.19)

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures

Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS

For the Year Ended December 31,

(Unaudited)

2011

Reported Diluted EPS $ 4.85

Adjustments:

Asset impairment and exit costs 0.05

Tax items (0.02)

Adjusted Diluted EPS $ 4.88

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures

Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency Reconciliation of Operating Cash Flow to Operating Cash Flow, excluding Currency

For the Quarters and Nine Months Ended September 30,

($ in millions) (Unaudited)

For the Quarters Ended For the Nine Months Ended

September 30, September 30,

2012 2011 % Change 2012 2011 % Change

Net cash provided by operating activities(a) $ 2,393 $ 3,053 (21.6)% $ 7,771 $ 9,568 (18.8)%

Less:

Capital expenditures 243 223 719 568

Free cash flow $ 2,150 $ 2,830 (24.0)% $ 7,052 $ 9,000 (21.6)%

Less:

Currency impact 169 (270)

Free cash flow, excluding currency $ 1,981 $ 2,830 (30.0)% $ 7,322 $ 9,000 (18.6)%

For the Quarters Ended For the Nine Months Ended

September 30, September 30,

2012 2011 % Change 2012 2011 % Change

Net cash provided by operating activities(a) $ 2,393 $ 3,053 (21.6)% $ 7,771 $ 9,568 (18.8)%

Less:

Currency impact 139 (316)

Net cash provided by operating activities,

excluding currency $ 2,254 $ 3,053 (26.2)% $ 8,087 $ 9,568 (15.5)%

(a) Operating cash flow.

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments for the Impact of Currency and Acquisitions

For the Quarters Ended September 30,

($ in millions) (Unaudited)

% Change in Reported Net Revenues

2012 2011 excluding Excise Taxes

Reported Net

Reported Net Revenues

Revenues excluding Reported Net Reported

excluding Less Excise Taxes, Reported Less Revenues Reported excluding

Less Excise Taxes Acquisi- Currency & Net Excise excluding excluding Currency &

Reported Ne t Revenues Less Excise Taxes Reported Net Revenues excluding Excise Taxes Currency & Currency tions Acquisitions Revenues Taxes Excise Taxes Reported Currency Acquisitions

$ 6,904 $ 4,779 $ 2,125 $ (334) $ 2,459 $ - $ 2,459 European Union $ 8,155 $ 5,649 $ 2,506 (15.2)% (1.9)% (1.9)%

5,125 2,918 2,207 (211) 2,418 7 2,411 EEMA 4,921 2,711 2,210 (0.1)% 9.4% 9.1%

5,174 2,413 2,761 (104) 2,865 - 2,865 Asia 5,143 2,344 2,799 (1.4)% 2.4% 2.4%

2,389 1,562 827 (82) 909 - 909 Latin America & Canada 2,487 1,640 847 (2.4)% 7.3% 7.3%

$ 19,592 $ 11,672 $ 7,920 $ (731) $ 8,651 $ 7 $ 8,644 PMI Total $ 20,706 $ 12,344 $ 8,362 (5.3)% 3.5% 3.4%

% Change in Reported Operating

2012 2011 Companies Income

Reported

Reported Operating

Operating Companies

Reported Companies Income Reported Reported

Operating Income Less excluding Operating Reported excluding

Companies Less excluding Acquisi- Currency & Companies excluding Currency &

Income Currency Currency tions Acquisitions Income Reported Currency Acquisitions

$ 1,085 $ (151) $ 1,236 $ - $ 1,236 European Union $ 1,262 (14.0)% (2.1)% (2.1)%

1,047 (59) 1,106 2 1,104 EEMA 925 13.2% 19.6% 19.4%

1,297 (9) 1,306 - 1,306 Asia 1,309 (0.9)% (0.2)% (0.2)%

267 (17) 284 - 284 Latin America & Canada 255 4.7% 11.4% 11.4%

$ 3,696 $ (236) $ 3,932 $ 2 $ 3,930 PMI Total $ 3,751 (1.5)% 4.8% 4.8%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income & Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions

For the Quarters Ended September 30,

($ in millions) (Unaudited)

% Change in Adjusted Operating

2012 2011 Companies Income

Adjusted

Adjusted Operating

Operating Companies

Reported Less Adjusted Companies Income Reported Less Adjusted Adjusted

Operating Asset Operating Income Less excluding Operating Asset Operating Adjusted excluding

Companies Impairment Companies Less excluding Acquisi- Currency & Companies Impairment Companies excluding Currency &

Income & Exit Costs Income Currency Currency tions Acquisitions Income & Exit Costs Income Adjusted Currency Acquisitions

$ 1,085 $ - $ 1,085 $ (151) $ 1,236 $ - $ 1,236 European Union $ 1,262 $ (11) $ 1,273 (14.8)% (2.9)% (2.9)%

1,047 - 1,047 (59) 1,106 2 1,104 EEMA 925 (16) 941 11.3% 17.5% 17.3%

1,297 (24) 1,321 (9) 1,330 - 1,330 Asia 1,309 (5) 1,314 0.5% 1.2% 1.2%

267 (10) 277 (17) 294 - 294 Latin America & Canada 255 (11) 266 4.1% 10.5% 10.5%

$ 3,696 $ (34) $ 3,730 $ (236) $ 3,966 $ 2 $ 3,964 PMI Total $ 3,751 $ (43) $ 3,794 (1.7)% 4.5% 4.5%

2012 2011 % Points Change

Adjusted Adjusted

Adjusted Adjusted Operating Adjusted Operating

Adjusted Operating Operating Companies Operating Companies

Operating Companies Companies Net Revenues Income Adjusted Companies Income

Companies Net Revenues Income Income excluding Margin Adjusted Net Revenues Operating Income Margin

Income excluding Margin excluding Excise Taxes, excluding Operating excluding Companies Margin excluding excluding Excise Taxes excluding Currency & Currency & Currency & Companies Excise Income excluding Currency &

Currency & Currency(1) Currency Acquisitions Acquisitions(1) Acquisitions Income Taxes(1) Margin Currency Acquisitions

$ 1,236 $ 2,459 50.3% $ 1,236 $ 2,459 50.3% European Union $ 1,273 $ 2,506 50.8% (0.5) (0.5)

1,106 2,418 45.7% 1,104 2,411 45.8% EEMA 941 2,210 42.6% 3.1 3.2

1,330 2,865 46.4% 1,330 2,865 46.4% Asia 1,314 2,799 46.9% (0.5) (0.5)

294 909 32.3% 294 909 32.3% Latin America & Canada 266 847 31.4% 0.9 0.9

$ 3,966 $ 8,651 45.8% $ 3,964 $ 8,644 45.9% PMI Total $ 3,794 $ 8,362 45.4% 0.4 0.5

(1) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to Schedule 10.

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency

For the Quarters Ended September 30,

(Unaudited)

2012 2011 % Change

Reported Diluted EPS $ 1.32 $ 1.35 (2.2)%

Adjustments:

Asset impairment and exit costs 0.01 0.02

Tax items 0.05 -

Adjusted Diluted EPS $ 1.38 $ 1.37 0.7%

Less:

Currency impact (0.07)

Adjusted Diluted EPS, excluding Currency $ 1.45 $ 1.37 5.8%

2012 Third-Quarter Results October 18, 2012